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                                                                   EXHIBIT 23.3

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of First USA Paymentech, Inc. on Amendment No. 1 to Form S-1 of our report for GENSAR Holdings Inc. dated June 13, 1996 appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP
-------------------------------------
DELOITTE & TOUCHE LLP
Tampa, Florida

November 18, 1996